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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 5, 2005

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                            Detto Technologies, Inc.
               (Exact name of registrant as specified in Charter)

           Delaware                   333-100241                 01-0650333
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
incorporation or organization)                              Identification No.)

                         14320 NE 21st Street, Suite 11
                           Bellevue, Washington 98007
                    (Address of Principal Executive Offices)

                                  425-201-5000
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 5, 2005, the Registrant entered into a Subscription Agreement (the "Agreement") with an accredited investor (the "Investor") whereby the Registrant sold 2,000,000 restricted shares of the Registrant's common stock for a purchase price of $0.50 per share in the total amount of $1,000,000. The Registrant received $1,000,000 upon closing which occurred on August 8, 2005. The Agreement provided the Investor with the right to purchase, on any subsequent offering of securities, 10% of such subsequent security issue on the same terms as the other investors in such offering. If the Investor chooses not to exercise its right to purchase shares in such subsequent offering, then its rights for any subsequent issue shall cease. The Investors also received a warrant to purchase an additional 100,000 shares of the Registrant's common stock at an exercise price of $1.00 per share (the "Warrant"). The Warrant expires on August 4, 2010. The Agreement also granted piggyback registration rights for the shares purchases as well as the shares underlying the Warrant.

Marino & Company, a registered broker-dealer (the "Placement Agent"), acted as the Registrant's placement agent in this transaction. In consideration for Placement Agent's services, the Placement Agent received $130,000 in commissions and expense reimbursements. In addition, the Placement Agent received a warrant to purchase 200,000 shares of the Registrant's common stock with an exercise price of $0.50 per share which expires on August 4, 2010.

The securities issued in this private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This report is not an offer to sell securities of the Registrant and any opportunity to participate in the private placement was available to a very limited group of investors.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Common Stock Subscription Agreement and form of Common Stock Purchase Warrant which are filed as Exhibits to this report and are incorporated herein by reference.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On August 5, 2005, the Registrant issued 2,000,000 shares of its restricted common stock to an accredited investor and warrants to purchase, in the aggregate, 300,000 shares of its common stock at an exercise price of $0.50 per share. Such warrants expire on August 4, 2010. The Registrant received gross proceeds of $1,000,000.

The Registrant relied upon Section 4(2) of the Securities Act for the offer and sale. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number      Description
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10.1        Form Subscription Agreement and Warrant

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2005                  Detto Technologies, Inc.

                                       By: /s/ Larry Mana'o
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                                           Larry Mana'o
                                           Chief Executive Officer